UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2006

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND 1-13589 36-4173047

(State or other jurisdiction of                (Commission File (I.R.S. Employer

incorporation or organization)               Number) Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into Material Definitive Agreement.

As previously disclosed, On January 11, 2006, our wholly-owned subsidiary, PGRT Equity LLC ("Prime Equity") obtained a loan in the original principal amount of $58.0 million (the "Citicorp Loan") from Citicorp USA Inc. ("Citicorp"), secured by, among other things, (i) its interest in the junior mortgage loan encumbering Continental Towers, (ii) its 50.0% common membership interest in 77 West Wacker Drive, L.L.C., the owner of 77 West Wacker Drive, Chicago Illinois, (iii) its 100.0% membership interest in 280 Shuman Blvd, L.L.C., the owner of the property known as the Atrium located at 280 Shuman Boulevard in Naperville, Illinois, (iv) its 100.0% membership interest in 800 Jorie Blvd. Mezzanine, L.L.C., the owner of a 49.0% membership interest in 800 Jorie Blvd, L.L.C. and the owner of 800-810 Jorie Blvd., Oak Brook, Illinois, and (v) its 100.0% membership interest in Prime Group Management, L.L.C., the manager of Continental Towers.

As contemplated by the Citicorp Loan documents, we have delivered to Citicorp the necessary consents from the senior mortgage lender on our 180 N. LaSalle Street property and, among other things, a pledge and assignment of all of the membership interests in 180 N. LaSalle II, L.L.C., our subsidiary that owns the 180 N. LaSalle Street property (the "180 Pledge"). In connection with the 180 Pledge, the amount of the Citicorp Loan was reduced to $47.0 million and a new loan in the amount of $11.0 million (the “New Citicorp Loan”) was made having the same material terms as the Citicorp Loan and secured by, among other things, the 180 Pledge and the other collateral referred to above. In connection with the closing of the New Citicorp Loan, Citicorp did not require any additional repayment of the Citicorp Loan, and the combined principal amount of the Citicorp Loan and New Citicorp Loan equal the $58.0 million principal previously outstanding under the Citicorp Loan prior to the closing of the New Citicorp Loan.

ITEM 9.01Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit No.	Description
10.1	Amended and Restated Loan Agreement, dated as of September 27, 2006, between PGRT Equity LLC and Citicorp USA, Inc.
10.2	Amended and Restated Promissory Note dated September 27, 2006 from PGRT Equity LLC in favor of Citicorp USA, Inc.
10.3	Amended and Restated Guaranty dated as of September 27, 2006 by David Lichtenstein in favor of Citicorp USA, Inc.
10.4	Loan Agreement dated as of September 27, 2006 between PGRT Equity II LLC and Citicorp USA, Inc.
10.5	Promissory Note dated September 27, 2006 from PGRT Equity II LLC in favor of Citicorp, USA Inc.
10.6	Guaranty dated as of September 27, 2006 by David Lichtenstein in favor or Citicorp USA, Inc.
10.7	Guaranty dated as of September 27, 2006 by PGRT Equity LLC in favor of Citicorp USA, Inc.
10.8	Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 27, 2006 by and between 280 Shuman Blvd., L.L.C., and Citicorp USA, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: October 3, 2006	By:/s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Office